EXHIBIT 6


                         EQUIPMENT AND FURNITURE LEASE

                          EQUIPMENT AND FURNITURE LEASE

     This lease, effective as of December 1 , 1999, is between American Eagle Leasing ("Lessor"), and TBX Resources, Inc. ("Lessee").


     1. Description of Equipment and Furniture Leased. Lessor leases to Lessee, and Lessee leases from Lessor, the equipment and furniture described on Schedule A annexed hereto and made a part hereof

     2. Term of Lease. The term of this lease shall be from the date hereof until terminated by either party by delivery of 30 days' prior written notice.

     3. Lease Payments. Lessee agrees to pay Lessor lease payments in the amount of $5,000 , payable semi-annually in arrears.

     4. Maintenance and Repairs. Lessee shall be responsible for all maintenance and repairs of the leased equipment and furniture.

     5. Insurance. Insurance covering loss will be maintained by Lessee with an insurance company acceptable to Lessor, the premiums of which shall be paid by Lessee. In the event Lessee shall fail to pay for or provide any such insurance, Lessor, at Lessor's option, may pay for such insurance and add the amount paid to the next monthly lease payment due from Lessee. Lessee will promptly notify Lessor of any loss, damage, or incident that may give rise to an insurance claim.

     6. Risk of Loss or Damage. Lessee assumes all risks of loss or damage to any portion of the equipment and furniture leased not covered by insurance. All replacements, repairs, or substitution of parts or equipment shall be at the cost and expense of Lessee. Lease payments on the leased equipment and furniture shall not be prorated or abated while it is being repaired.

     7. Security Interest. Lessor reserves a security interest to secure performance of Lessee's obligations under this lease.

     8. Return of Equipment and Furniture. On the termination of the lease for any reason whatever, Lessee shall return the leased equipment and furniture to Lessor in as good condition as when received, reasonable wear and tear excepted.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, each party has caused this agreement to be executed on the date first written above.

                                             LESSOR

                                             By:       American Eagle Leasing
                                             Name:
                                             Title:    Owner

                                             LESSEE

                                             By:       TBX Resources, Inc.
                                             Name:

                                             Title:    President

                                    EXHIBIT A

Item #        Qty     Description

1.            2       2-DRAWER WOODEN FILE CABINET
2.            2       GL GLASS TOP TABLES WITH WHITE BASE
3.            1       GREY SOFA
4.            1       GREY CLOTH CHAIR
5.            1       BURGUNDY LEATHER SOFA
6.            1       BLACK LAMP
7.            1       CLOCK
8.            6       ARTIFICIAL FICUS TREES
9.            2       PAPER SHREDDER
10.           4       MAUVE LEATHER GUEST CHAIRS
11.           1       G. HARVEY ORIGINAL - "PACKING HOME FOR CHRISTMAS"
12.           1       G. HARVEY PRINT - "A NEW LEASE"
13.           1       G. HARVEY PRINT - "OIL PATCH"
14.           1       G. HARVEY PRINT - "BOOMTOWN DRIFTERS"
15.           1       G. HARVEY PRINT - "CHANGING THE RANGE LAND"
16.           1       G. HARVEY PRINT - "WHEN LEASES CHANGE"
17.           1       G. HARVEY PRINT - "RANCHING PUMP JACK STYLE"
18.           1       G. HARVEY PRINT - "LEAVING THE OIL PATCH"'
19.           1       G. HARVEY PRINT - "TWENTIETH CENTURY RANCHING"
20.           1       G. HARVEY PRINT - "A DIFFERENT KIND OF LEASE"
21.           1       G. HARVEY PRINT - "COWBOYS PAYDAY"
22.           1       G. HARVEY PRINT - "COWTOWN 1880"
23.           1       G. HARVEY PRINT - "INDEPENDENT OILMEN"
24.           1       OIL PAINTING - FOUR HORSEMEN IN DESSERT
25.           1       OIL PAINTING - CACTUS AND FLOWERS
26.           1       OIL PAINTING -"WHEN COWBOYS DON'T CHANGE"
27.           1       OIL PAINTING - "WHISPER VALLEY ROUNDUP"
28.           1       BRONZE & MARBLE STATUE - "COMING THROUGH THE RYE"
29.           1       BRONZE & MARBLE STATUE - "BRONCO BUSTER"
30.           1       BRONZE & MARBLE STATUE - "STAMPEDE"
31.           1       POLO PICTURE
32.           1       TUCKER  PRINT - BLUE MATTED MOUNTAIN W/INDIANS
33.           1       FRAMED DUCK PRINT
34.           1       FRAMED PRINT - 5 COWBOYS
35.           1       WOODEN CONFERENCE TABLE
36.           8       BURGUNDY LEATHER SIDE CHAIRS
37.           3       WOODEN DESK W/4 DRAWERS
38.           9       EXECUTIVE DESK
39.           9       BURGUNDY LEATHER EXECUTIVE CHAIR
40.           2       EXECUTIVE CREDENZA
41.           2       WOODEN CREDENZA WITH HUTCH
42.           1       CHERRY COMPUTER DESK, 2 DRAWERS WITH HUTCH
43.           2       IRON & GLASS LAMPS

44.           1       TIE TELEPHONE UNIT 32-64 KEY SYSTEM; SERIAL #009671
                      W/POWER SUPPLY
45.           1       WALNUT COFFEE TABLE
46.           1       XEROX COPIER 5335; SERIAL #8W7
47.           1       BRASS HAT RACK
48.           1       SHARP TYPEWRITER PA3100
49.           2       BURGUNDY & GREEN GUEST CHAIRS
50.           1       BOWIE KNIFE W/ANTLER & TURQUOISE HANDLE; BLADE INSCRIBED;
                      STAND
51.           2       ROUND SIDE TABLE WITH DRAWER
52.           2       BLUE LEATHER GUEST CHAIRS
53.           2       BRASS LAMP WITH BURGUNDY ACCENT
54.           1       BRASS CANDLE LAMP WITH BLACK SHADE
55.           1       NATAMICHI CD PLAYER SERIAL 4V31814579
56.           1       NATAMICHI CD RECEIVER SERIAL #D 11516814
57.           1       CORDLESS PHONE
58.           1       AREA RUG
59.           1       LEATHER BULL WHIP
60.           1       PANASONIC MICRO CASSETTE RECORDER SERIAL #SFCNB39833
61.           1       NOLAN RYAN AUTOGRAPHED BASEBALL
62.           1       WATERFORD CRYSTAL FOOTBALL W/SMALL BOWL
63.           1       WATERFORD CRYSTAL DALLAS COWBOY HELMET
64.           1       SUPERBOWL XXX CUSHION
65.           1       25TH ANNIVERSARY TEXAS STADIUM FOOTBALL (MAC GREGOR)
66.           1       DALLAS COWBOY AUTOGRAPHED FOOTBALL IN HOLDER
67.           2       FOLDING TABLES
68.           2       BEIGE 2 DRAWER FILE CABINETS
69.           2       BEIGE 5 DRAWER FILE CABINET
70.           2       BLACK 4 DRAWER FILE CABINETS
71.           1       DRY ERASE BOARD LARGE
72.           1       DRY ERASE BOARD SMALL AND EASEL
73.           2       BURGUNDY LAMPS
74.           1       RECTANGLE SIDE TABLE
75.           1       SANYO 3.2 CUBIC FT. REFRIGERATOR SERIAL #931168932
76.           3       SEC CHAIR
77.           4       BURGUNDY/TAN PRINT CHAIRS
78.           1       OVAL COFFEE TABLE
79.           2       BRASS LAMP
80.           2       SOFA TABLE
81.           1       MIRROR
82.           1       PHONE SYSTEM: 12 LINES, 12 HAND SETS, CONTROL BOX,
                      RECEPTION STATION
83.           1       KITCHEN TABLE AND 4 CHAIRS
84.           1       AMANA AUTOMATIC REFRIGERATOR
85.           1       EMERSON MICROWAVE MODEL #AT575 SHARP TV SERIAL #334180
86.           1       SHARP TV SERIAL #334180
87.           1       HP LASER JET PRINTER SERIES 11
88.           1       CASIO 10 KEY CALCULATOR
89.           1       FELLOWS PAPER SHREDDER

90.           1       BROTHER FAX MACHINE
91.           1       BLACK IRON AND GLASS LAMP
92.           1       BLACK COFFEE TABLE
93.           1       BROTHER P-TOUCH LABELER SERIAL #A78772216
94.           1       KEYBOARD
95.           1       MONITOR W/SPEAKERS SERIAL #96T00529
96.           1       HP DESKJET 600C SERIAL #SG57E183C4
97.           1       HEADSETS
98.           1       HANGING DRY ERASE BOARD
99.           2       BRIEFCASES; 1 BLACK AND 1 BURGUNDY
100.          1       BLUE LEATHER CHAIR AND OTTOMAN